UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):  December 8, 2020

AEGION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35328	45-3117900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, $0.01 par value	AEGN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                                Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On October 28, 2020, Aegion Corporation (“Aegion” or the “Company”) announced that it was evaluating strategic alternatives for its Energy Services platform (“Energy Services”) due to Energy Services’ lack of a long-term fit within Aegion’s portfolio of pipeline rehabilitation technologies. In furtherance of this evaluation of strategic alternatives, on December 9, 2020, the Company’s Board of Directors approved the divestiture of Energy Services. This decision reflects an advancement of the Company’s strategy to expand the Company’s focus on Aegion’s core water and wastewater markets, while reducing Aegion’s exposure to the oil and gas markets.

To assist the Company with the divestiture of Energy Services, the Company has retained BofA Securities as an independent financial advisor. While there have been preliminary, confidential discussions with third parties regarding the Energy Services’ divestiture and while the Company believes it is likely the divestiture will be completed in 2021, the Company cannot assure any outcome of this divestiture process or the expected completion date, which may vary materially based on various factors. See “Forward-Looking Statements” below.

The Company is unable, at this time, to make a good faith determination of cost estimates, or ranges of cost estimates, associated with the divestiture of Energy Services; provided, however, please see the information provided in Item 2.06 of this Current Report on Form 8-K, which is incorporated by reference into this Item 2.05. In accordance with Item 2.05 of Form 8-K, the Company will timely file an amendment to this Current Report on Form 8-K after its determination of estimates or ranges of estimates of amounts expected to be incurred in connection with the divestiture of Energy Services.

Item 2.06.	Material Impairments.

The information provided in Item 2.05 of this Current Report on Form 8-K is incorporated by reference into this Item 2.06.

With the decision to divest Energy Services as noted in Item 2.05 above, the Company will evaluate the treatment of Energy Services’ assets and liabilities as held for sale and related impairments, if any, prior to finalizing the financial results for the year ending December 31, 2020. As of September 30, 2020, the Energy Services disposal group had net assets of approximately $90 million. See “Forward-Looking Statements” below.

The Company is unable, at this time, to make a good faith determination of impairment charges associated with the divestiture of Energy Services. In accordance with Item 2.06 of Form 8-K, the Company will timely file an amendment to this Current Report on Form 8-K after any determination of impairment charges in connection with Energy Services.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2020, the Company’s Board of Directors amended the Company’s severance policy (as amended, the “Severance Policy”). As amended, the Severance Policy, among other things, eliminates a maximum three-month severance period applicable to all employees of the Company, including the named executive officers, that the Company adopted in March 2020 in order to address at that time the uncertainty of the financial impact of COVID-19, which the Company previously disclosed in a Current Report on Form 8-K filed March 26, 2020. In addition, the Severance Policy has been updated after a market analysis and provides, among other things, that under certain circumstances, the named executive officers of the Company will be eligible to receive, depending on their tier within the Company, severance of either: (i) 12 months’ base salary, plus (after three years’ service) one additional month of base salary for each year of service, up to a total of 24 months’ base salary; or (ii) eight months’ base salary, plus (after three years’ service) one additional month of base salary for each year of service, up to a total of 12 months’ base salary.

The forgoing description of the Severance Policy does not purport to be complete is qualified in its entirety by reference to the full text of the Severance Policy, a copy of which is filed herewith.

Item 7.01.	Regulation FD Disclosure.

On December 14, 2020, the Company issued a press release announcing the divestiture of Energy Services. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 hereto is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed as part of this report:

Exhibit Number	Description

10.1	Aegion Corporation Severance Policy dated December 8, 2020, filed herewith.
99.1	Press Release of Aegion Corporation dated December 14, 2020, filed herewith.
104	Cover Page Interactive File (embedded within the inline XBLR document).

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. The Company makes forward-looking statements in this Current Report on Form 8-K that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this report, the words “anticipate,” “expect,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on March 2, 2020, and in the Company's subsequently filed documents, and, in particular, the impact of the current COVID-19 virus outbreak and the evolving response thereto. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company’s actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in the Company’s filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this Current Report on Form 8-K are qualified by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGION CORPORATION

By:	/s/ Mark A. Menghini
Mark A. Menghini
Senior Vice President and General Counsel

Date: December 14, 2020